Venders                                Part Two                                     INTERSTATE
Comprehensive                          This  Declaration  Page and               FIRE & CASUALTY
Single Interest Policy                 Policy   Provisions   (Part                   COMPANY
                                       One), with Coverage            Executive Offices: 55 E. Monroe Street
                                       Parts/Forms and                       Chicago, Illinois 60603
                                       Endorsements issued to form
                                       a part thereof complete the
                                       below    numbered   policy.
                                       Policy Number CA4-1000024
- -------------------------------------------------------------------------------------------------------------
                                       Declarations                                Renewal of No.
- -------------------------------------------------------------------------------------------------------------
Item 1. Named Insured                  Auto Bond Acceptance Corporation
                                       The Named Insured is: [  ] Individual [  ] Partnership [  ] Joint
                                       Venture [X] Corporation [  ] Other
                                       Street Address 8080 N. Central Expressway, Suite 1620
                                       City, State, Zip Dallas, TX 75206


Item 2. Policy Period                  From:            Producer:             Intercontinental Brokerage, Inc.
12:01 AM Std. Time at the              5-01-94          Office Address:       445 Livernois, Suite 233
address of the Named Insured as        To:              City, State, Zip:     Rochester Hills, MI 48063
stated herein.                         5-01-95          No.:

- --------------------------------------------------------------------------------

ATTENTION                             The insurance afforded is only with   of such coverage shall be as stated
                                      respect to the following coverage     herein, subject to all the terms and
                                      where a premium charge is shown. The  conditions of this policy having
                                      limit of the company's liability      reference thereto.

- --------------------------------------------------------------------------------



Item 3. Coverage                       Coverage                 Limit of Liability       Premium
                                       -------------------------------------------------------------------------
                                       A. All Risk Physical     States in Policy         $82.00
                                          Damage                Conditions #21
                                          Loan Insurance
                                          $40,000 per vehicle
                                       -------------------------------------------------------------------------

                                       B. Instrument Non-       State in Policy          $ Included
                                          Filing                Conditions #21
                                          Insurance
                                          $40,000 per vehicle
                                       -------------------------------------------------------------------------
                                       C. Confiscation and      Stated in Policy         $ Included
                                          Skip Insurance        Conditions #21
                                          $40,000 per vehicle
                                       -------------------------------------------------------------------------
                                       D. Repossessed Vehicles  $25,000 per Occurrence   $ Included
                                          Coverage
                                       -------------------------------------------------------------------------
                                       Subject to Endorsements  ABAC-1, ABAC-2, ABAC-3, ABAC-4, ABAC-5, ABAC-6,
                                       and Coverage Form(s)     ABAC-7.
                                       Part(s) identified
                                       here by number
                                       -------------------------------------------------------------------------
                                       Subject to a Minimum     Total Premium            $82.00 per vehicle
                                       Monthly Premium of       Deposit Premium          $N/A
                                       $5,000, plus applicable
                                       surplus lines taxes.
- ----------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

Item 4. Rate Calculation               Rate of Premium Calculation (per loan)
                                          Per Vehicle      Per Watercraft    Per Recreational      Per Chattel
                                                                                  Vehicle
                                            $82.00             $ N/A              $82.00             $ N/A
                                           --------           --------           --------            ------
                                       All premiums shall be fully earned when paid and no refund of premium be made by the Company upon concellation for any reason whatsoever.
- -----------------------------------------------------------------------------------------------------------------
Item 5. Audit Period                            [X] Monthly       [  ] Quarter       [  ] Semi-annually
- -----------------------------------------------------------------------------------------------------------------
                                       This policy is made and accepted subject to the foregoing provisions and stipulations and those hereinafter stated which are hereby made a part of this Policy, together with such other provisions, stipulations, and agreements as may be added hereto.

                                            5/9/94                            /s/    [SIGNATURE]
                                       -----------------  -------------------------------------------------------
                                         Date Prepared    Authorized Representative

                    ONE OF THE INTERSTATE INSURANCE COMPANIES
                      AS DESIGNATED ON THE DECLARATIONS PAGE
                  (A Stock Company, herein called the Company)
             Mailing Address: 55 E. Monroe Street, Chicago, Il 60603

In consideration of the payment of the premium, in reliance upon the statements made a part hereof and subject to all the terms of this Policy, the Company shown on the Declarations page agrees with the Named Insured as follows:

                             I. INSURING AGREEMENTS

COVERAGE A-ALL RISK PHYSICAL DAMAGE INSTALLMENT LOAN INSURANCE-To indemnify the Named Insured against all risks of physical loss or damage from any external cause to vehicles, except as hereinafter excluded, which the Named Insured holds as collateral for an installment or deferred payment loan under an instrument, as hereinafter defined.

COVERAGE B-INSTRUMENT NON-FILING INSURANCE-To indemnify the Named Insured against any direct loss which the Named Insured may sustain during the term of this Policy by reason of having in good faith, and in the usual course of business, taken, received, made advances on, made loans against or extended credit upon an instrument as hereinafter defined, as security for a loan to a customer of the Named Insured, or purchased from a dealer of the Named Insured, but only insofar as the Named Insured is damaged solely through being prevented from:

1. Obtaining possession of the vehicle represented by such instrument and/or retaining the proceeds thereof; and/or

2. Enforcing its rights under such instrument;

Solely because the Named Insured has UNINTENTIONALLY not recorded or filed the instrument with the proper Public Officer or Public Office, or has not had the proper Public Officer or Public Office show the Named Insured's encumbrance thereon if the Instrument be a Certificate of Title.

COVERAGE C-CONFISCATION AND SKIP INSURANCE-To indemnify the Named Insured against any direct loss which the Named Insured, may sustain during the term of this Policy:

1. By reason of the inability of the Named Insured to locate neither the borrower, the vehicle nor any obligee of the instrument; or

2. By reason of the confiscation of the vehicle by a Public Officer or Public Office;

But only in the event that the Named Insured shall have in good faith and in the usual course of business taken, received, made advances on, made loans against, or extended credit upon an instrument, as security for a loan to a customer of the Named Insured, or purchased such instrument for a dealer of the Named Insured.

COVERAGED D-REPOSSESSED VEHICLES INSURANCE-To indemnify the Named Insured for a period not to exceed sixty (60) days, against all risk of physical loss or damage from any external cause to repossessed vehicles as hereinafter defined. Repossessed Vehicle insurance will cover:

1. Repossessed vehicles that the Named Insured has possession of and exercises rights of ownership over; and/or

2. Vehicles while being repossessed by the Named Insured; or

3. While such repossessed vehicles are held by the Named Insured for sale but excluding:

     a.   Vehicles owned by the Named Insured for use in its business;

     b.   Vehicles rented or leased to others;

     c. Vehicles sold by the Named Insured subject to any security interest of the Named Insured; or

     d.   Vehicles in the care, custody or control of sales agencies or dealers.

                                 II. DEFINITIONS

For the purpose of this insurance:

A. Instrument-'Instrument' shall be understood to mean a Chattel Mortgage, a Security Agreement, a Conditional Bill of Sale, a Conditional Sales Contract, a Chattel Trust Deed, a Trust Deed, A Trust Receipt, a Deed of Trust or a Bill of Sale to Secure Debt, all creating or reserving a lien in chattels which is held as Collateral for a loan made by the Named Insured and scheduled for payment on a monthly basis, of not less than three (3) consecutive months.

B. Vehicle-'Vehicle' shall be defined as a four wheeled land motor vehicle of the private passenger type including walk-in type vans and pick-up trucks with a loan capacity of no more than 2,000 pounds which have been licensed for road use through the Motor Vehicle Commissioner or through the appropriate licensing authority of a State or territory or possession of the United States.

C. Repossessed Vehicles-'Repossessed Vehicles' shall mean any vehicle, insured by this Policy, of which the Named Insured has gained possession peacefully or through legal process, by virtue of a legal right to such possession.

D. Date of Loss-

     1. The Date of Loss under Coverage A shall be the date on which the actual physical loss or damage occurred to the vehicle insured hereunder. If such date is undeterminable the Date of Loss shall be the date the vehicle is repossessed.

     2. The Date of Loss under Coverage B shall be the date on which the adverse party filed its lien on the vehicle insured hereunder which lien is superior to that of the Name Insured.

     3. The Date of Loss under Coverage C shall be the date that the first delinquency occurs.

     4. The date of Loss under Coverage D shall be the date on which the actual physical loss or damage occurred to the vehicle insured hereunder.

E. Named Insured-Named Insured shall mean the entity(ies) or organization named in Item 1. of the Declarations of this Policy.

                                III. EXCLUSIONS

This insurance shall not indemnify the Named Insured in respect of any loss or losses:

A. resulting from losses occurring prior to the effective date of this Policy;

B. resulting directly or indirectly from any dishonest, fraudulent or criminal act of any officer or employee of the Named Insured or of any dealer from which the Named Insured acquired the instrument or of any officer or employee of such dealer, or anyone acting in any capacity as agent for the Named Insured in obtaining a loan;

C. resulting from forgery, or use of an alias;

D. resulting from any lien, encumbrance or defect in title which existed at the time the loan was made by the Named Insured;

E. resulting from any instrument due and payable more than sixty (60) calendar months after the making thereof, even though on the date of loss the date of maturity of the instrument may be less than sixty (60) months.

F. under Coverage A and D, caused by or resulting from wear and tear, gradual deterioration, obsolescence, rust, corrosion, latent defect, inherent vice, freezing or overheating;

G. under Coverage A and D, caused by or resulting from any repairing or restoration or remodeling process, structural, mechanical or electrical breakdown or failure unless fire or other accident ensues and then only for the loss or damage by such ensuing fire or accident;

H. to vehicles held as collateral under any floor plan or field warehouse type of financing;

I. resulting from any loan made to a dealer, or their employees, whether or not the property is held for resale;

J. on loans on any vehicles designed for racing or modified for use as a public livery vehicle;

K. resulting from the Named Insured's failure to initiate a professional attempt to repossess the security (vehicle) within ninety (90) days after the account becomes delinquent;

L. under Coverage A, B and C to any loan made to a borrower who was responsible for a claim being paid under this Policy;

M. caused by or resulting from:

     1. hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual impending or expected attack;

          a. by any government or sovereign power (de jure or de facto), or by any authority maintaining or using military, naval or air forces; or

          b.   by military, naval or air forces, or

          c.   by any agent of any such government, power, authority or forces;

     2. any weapon of war employing atomic fission or radioactive force whether in time of peace or war;

     3. insurrection, rebellion, revolution, civil war, usurped power, or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority, unless Coverage C is provided and is so indicated in the Declarations, risks or contraband or illegal transportation or trade;

N. caused by or resulting from nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote, or be in whole or in part caused by, contributed to, or aggravated by the peril(s) insured against in this Policy.

                                 IV. CONDITIONS
       (UNLESS OTHERWISE NOTED, THESE CONDITIONS APPLY TO ALL COVERAGES.)

     1. POLICY PERIOD, TERRITORY-This Policy shall be effective from the date of inception as shown on the Declarations and shall remain continuously in effect until terminated as hereinafter provided. This policy applies only to loss during the policy period within the United States of America, its territories or possessions, or Canada. There shall be no coverage under this Policy when it is determined that the vehicle has been removed from the United States of America, its territories or possessions, or Canada.

     2. NOTICE OF LOSS-COVERAGES A,B & D- The Named Insured shall as soon as practicable reort to this Company or its agent every loss or damage which may become a claim under this Policy and shall also file with the Company or its agent within ninety (90) days from date of loss, as herein defined, a detailed sworn proof of loss. Failure by the Named Insured to report the said loss or damage and to file such sworn proof of loss as hereinbefore provided shall invalidate any claim under this Policy for such loss.

          COVERAGE C-Notice shall be filed, as above,  within one hundred eighty
          (180) days from the date of loss as herein defined.

     3. EXAMINATION UNDER OATH-The Named Insured shall submit, and so far as is within its power, shall cause all other persons interested in the vehicle insured and members of the household and employees to submit to examinations under oath by any persons named by the Company, relative to any and all matters in connection with a claim and subscribe the same; and shall produce for examination all books of account, bills, invoices, and other vouchers or certified copies thereof it originals be lost, at such reasonable time and place as may be designated by the Company or its representatives, and shall permit extracts and copies thereof to be made.

     4. VALUATION-Unless otherwise provided, this Company shall not be liable beyond the actual cash value of the vehicle at the date of loss and the loss or damage shall be ascertained or estimated according to such actual cash value with proper deduction for depreciation, however caused, and shall in no event exceed what it would then cost to repair or replace the same with material of like kind and quality.

     5. SETTLEMENT OF CLAIMS-All adjusted claims shall be paid or made good to the Named Insured within sixty (60) days after presentation and acceptance of satisfactory proof of interest and loss at the office of this Company. No claim shall be paid hereunder if the Named Insured can collect the same from others.

     6. NO BENEFIT TO BAILEE-This insurance shall in no way inure directly or indirectly to the benefit of any carrier, bailee, borrower or any other person or entity other than the Named Insured.

     7. SUBROGATION-In the event of any payment under this Policy the Company shall be subrogated to all the Named Insured's rights of recovery therefor against any person or organization and the Named Insured shall execute and deliver instruments and papers and do whatever else is necessary to secure such rights. The Named Insured shall do nothing after loss to prejudice such rights.

     8. PARTS-In case of loss or injury to any part of the insured vehicle consisting, when complete for sale or use, of several parts this Company shall only be liable for the insured value of the insured part lost or damaged.

     9. DUTIES OF THE NAMED INSURED-In the event of loss or damage, the Named Insured shall:

          (a) make every professional effort at its own expense to recover and safeguard the vehicles, or any part thereof, insured under this Policy, initiate suit or cooperate with the Company in the conduct of any suit and enforce any right of contribution or indemnify against any person or organization who may be liable to the Named Insured because of loss to which this insurance applies but there shall be no abandonment to the Company;

          (b) do all things a professional should do to avoid or diminish any loss covered under this Policy;

          (c) protect the vehicle from any further loss or damage; expenses incurred in affording such protection and any further loss or damage due to the Named Insured's failure to protect shall not be recoverable under this Policy.

     10. SUIT AGAINST COMPANY-No suit, action or proceeding for the recovery of any claim under this Policy shall be sustainable in any court of law or equity unless the same be commenced within twelve (12) months next after discovery by the Named Insured of the occurrence which gives rise to the claim. Provided, however, that if by the laws of the State within which this Policy is issued such limitation is invalid, than any such claim(s) shall be void unless such action, suit or proceeding be commenced within the shortest limit of time permitted by the laws of such State to be fixed herein.

     11. APPRAISAL-If the Named Insured and the Company fail to agree as to the amount of loss, each shall, on the written demand of either, made within sixty (60) days after receipt of proof of loss by the Company, select a competent and disinterested appraiser and the appraisal shall be made at a reasonable time and place. The appraisers shall first select a competent and disinterested umpire and, failing for fifteen
          (15) days to agree upon such umpire, then on the request of the Named Insured or the Company, such umpire shall be selected by a judge of a court of record in the State in which such appraisal is pending. The appraisers shall than appraise the loss, stating separately the actual cash value at the date of loss and the amount of loss, and failing to agree shall submit their differences to the umpire. An award in writing of any two shall determine the amount of loss. The Named
          Insured and the Company shall bear equally the expenses of the appraisal and umpire. The Company shall not be held to have waived any of its rights by an act relating to appraisal.

     12. CONFORMITY TO STATUTE-Terms of this Policy which are in conflict with the statutes of the State wherein this Policy is issued are hereby amended to conform to such statutes.

     13. CHANGES-Notice to any agent or knowledge possessed by any agent or by any other person shall not effect a waiver or a change in any part of this Policy, or estop the Company from asserting any right under the terms of this Policy, nor shall the terms of this Policy be waived or changed except by endorsement issued to form a part of this Policy.

     14. DECLARATIONS-By acceptance of this Policy, the Named Insured agrees that the statements in the Declarations are its agreements and representations, that this Policy is issued in reliance upon the truth of such representations and that this Policy, together with any application(s) or representations in connection therewith, embodies all agreements existing between itself and the Company or any of its agents relating to this insurance.

     15. PRIMARY INSURANCE-COVERAGE A-It is understood and agreed that the Named Insured will require all borrowers to agree to carry physical damage insurance with loss payable clause in favor of the Named Insured, for such insurance and in such amounts as normally would be required had not this insurance be effected. Failure on the part of the borrower to provide such insurance shall not be deemed a violation of this Policy provided the Named Insured has obtained agreement from borrower to carry insurance.

     16. IMPAIRMENT OF INTEREST-Under no circumstances will any payment be made for a loss under this Policy unless the interest of the Named Insured is impaired by reason of the borrower having defaulted in his obligation to the Named Insured.

     17. LOCATION OF VEHICLE-COVERAGE A-As respects damage, it shall be necessary for the Named Insured to locate and to take title to the vehicle or be in a position to convey good title to the Company upon demand, before any loss shall be paid under this coverage.

     18. LOCATION OF VEHICLE-COVERAGE B-There shall be no liability, under this policy unless at the time claim is made the vehicle represented by the Instrument has been located by the Named Insured or the person, persons, or corporation who has title to the vehicle has been located by the Named Insured and it definitely has been determined that such person, persons, or corporation has claim or title lawfully superior to the lien held by the Named Insured. The company shall not be liable for the expenses of the Named Insured in locating the person or vehicle or determining the status of title described above.

     19.  LOCATION OF VEHICLE-COVERAGE C

          A.   'SKIP' LOSSES ONLY

               This policy shall not apply (1) unless every professional effort is made to (a) locate the vehicle represented by the instrument and (b) locate the person or obligee of the instrument, or
               (2) if the Named  Insured is  successful  as  respects  (1)(a) or
               (1)(b) preceding. Expenses so incurred by the Named Insured shall not be recoverable under this Policy. When within one hundred eighty (180) days from the date of delinquency, the Named Insured determines that a 'SKIP' has occurred within the meaning of this Policy, as distinquished from a borrower who is merely delinquent in his obligation to the Named Insured, prompt written notice shall be given to the Company or its agent setting forth all circumstances concerning the loss and particularly the efforts that have been made pursuant to the paragraph above. The Company shall then have sixty (60) days in which to locate either the vehicle represented by the instrument or any obligee of the Instrument.

               If the Company locates the vehicle represented by the instrument prior to payment of the claim, its maximum liability shall be 100% of the reasonable expense of locating and returning the vehicle to the office of the Named Insured, subject however to a maximum limit of liability to the Company of $250.00 for this purpose.

          B. CONFISCATION LOSSES ONLY-This Policy shall not apply unless the Named Insured locates the vehicle and follows all necessary procedures to reclaim the vehicle. Expenses so incurred by the Named Insured shall not be recoverable.

     20. VEHICLES HELD AS COLLATERAL-With regard to vehicles, as herein defined, held as collateral for loans, it is agreed that:

          A. The Named Insured will hold the Certificate of Title with its records until the loan has been satisfied;

          B. The Named Insured will file or record its lien with the Motor Vehicle Commissioner or with the appropriate authority of a State or territory or possession of the United States;

          C. Unintentional error or omission in filing a lien with the Motor Vehicle Commissioner or appropriate authority of a State or territory or possession of the United States shall not violate this requirement.

     21. LIMITS OF LIABILITY-This Company shall not be liable under this Policy for

          A.   an amount exceeding the lowest of the following:

               1.   cost of repair or replacement of the vehicle; or

               2. the actual cash value of the vehicle at time of loss or damage, less salvage value; or

               3. the amount of any impairment of the Named Insured's interest as represented by his customer's unpaid balance not more than 90 days past due less interest, insurance, finance, and other carrying charges, computed pro rata as of the date of loss, less salvage value. Such carrying charges shall be deemed to accrue in equal installments on the payment dates fixed by the purchase contract or loan agreement and shall not include penalties or other charges which may have been added to such unpaid balance after the inception date of purchase contract or loan agreement.

          B. More than the balance due the Named Insured under 21.A. less the amount due under all other valid insurance on the damaged or destroyed vehicle, less salvage value.

     22. PAYMENT OF LOSS-The Company shall have the option of paying the loss in money or pay repair or replace the vehicle or damaged part thereof with other of like kind and quality, with deduction for depreciation, or may return any stolen vehicle with payment of any resultant damage thereto at any time before the loss is paid or the vehicle is so replaced, or may take all or such part of the vehicle at the agreed or appraised value, but there shall be no abandonment to the Company.

     23. OTHER INSURANCE-coverage under this Policy is excess insurance over any other insurance or indemnity and shall not be treated as contributing with any other insurance or indemnity.

     24. ASSISTANCE AND COOPERATION OF THE NAMED INSURED-The Named Insured shall use due diligence and do and concur in doing all things reasonable and practicable to avoid or diminish any loss covered under this insurance; failure to record or file an instrument with the proper Public Officer or Public Office shall not be considered as failure by the Named Insured to use due diligence.

     25. EXTENSION OF MATURITY-The Named Insured may grant extensions of maturity without the consent of the Company as it may be deemed advisable in the regular course of business, without prejudice to the rights of the Named Insured hereunder; but in no event shall the total period of the loan, including extensions, exceeds sixty-two (62) calendar months in all, provided that this limitation shall not apply to any extension which involves any increase in the balance due before interest and carrying charges, it being agreed that such extension shall be considered a new loan and that premium thereon shall be paid accordingly.

     26. SETTLEMENT BY NAMED INSURED, INVALID-any settlement made by or for the Named Insured on any loan secured by an instrument in respect of which there is a claim under this insurance without written authority from the Company or its representatives to make such settlement shall render this insurance void as to any loss in respect of that loan.

     27. INSPECTION OF NAMED INSURED'S RECORDS-The Company or its representatives may at any reasonable time during business hours inspect the Named Insured's records for the purpose of determining the amount of premium due the Company under this insurance.

     28. CANCELLATION CLAUSE - This Policy may be cancelled by the Named Insured by surrender of the Policy to the Company or its authorized agent or by mailing written notice to the Company stating therein the date cancellation shall be effected. This Policy may be cancelled by the Company by mailing to the Named Insured at the address shown in the Policy written notice stating when not less than thirty (30) days thereafter such cancellation shall be effective; provided that, if the Named Insured fails to discharge when due any of its obligations in connection with the payment of premium for this Policy or any installment thereof, whether payable directly to the Company or its agent or indirectly under any premium finance plan or extension of credit, this Policy may be cancelled by the Company by mailing to such Named Insured written notice stating when not less than ten (10) days thereafter such cancellation shall be effective. The effective date by cancellation stated in the notice shall become the end of the policy period.


     29. REPORTS AND PREMIUM - The Named Insured agrees to keep accurate records of notes or Instruments having collateral of a type coverage herein as normally processed, purchased or made by the Named Insured and shall render to the Company or its authorized representative, on forms provided by the Company, a statement of such transactions required for determination of premiums not later than the fifteenth
          (15) day of the month following the close of each Audit Period as specified in Item 5 of the Declarations. On this date the premium is due and payable. Premium for this policy shall be computed in accordance with the Company's rules, rates and rating plans applicable to the insurance afforded herein.

     30. MISREPRESENTATION AND FRAUD - This Policy shall be void if the Named Insured has concealed or misrepresented any material fact or circumstance concerning this insurance or the subject thereof or in case of any fraud, attempted fraud or false swearing by the Named Insured touching any matter relating to this insurance or the subject thereof, whetehr before or after a loss.

     31. ASSIGNMENT - Assignment of this Policy shallnot be valid unless the company gives its written consent.

The policy provisions included herein along with the Declarations Page and any endorsements issued complete the policy.

IN WITNESS WHEREOF, the Company indicated on the Declarations Page of the policy has caused the policy to be signed by its president and secretary, but this policy shall not be valid unless the Declarations are countersigned, when necessary, by a duly authorized representative of the Company.

                          /s/    [SIGNATURE]                 /s/     [SIGNATURE]
                               Secretary                         President

- --------------------------------------------------------------------------------
                               CHANGE ENDORSEMENT
- --------------------------------------------------------------------------------
         THIS ENDORSEMENT CHANGES THE POLICY, PLEASE READ IT CAREFULLY.


                               ADDITIONAL INSURED


          The following is hereby noted and agreed:

          The following is added as an Additional Insured:

               Auto Bond, Inc. (a Colorado Corporation)
       Auto Bond Receivables Corporation (a Delware Corporation) or any affiliate, subsidiary, partnership or joint venture thereof

          This policy is extended to include the above Additional Insured but only for its interest as such. All rights and conditions of the policy remain with the insured named in
          Item 1 of the Policy Declarations.

          Such inclusion of Additional Insured shall not increase the Company's liability under this policy.

         ALL OTHER TERMS AND CONDITIONS OF THE POLICY REMAIN UNCHANGED.


                        /s/    [SIGNATURE]                   /s/     [SIGNATURE]
                             Secretary                         President


===============================================================================

The  premium  for  this  endorsement  is         Additional Premium    $
included  in the  premium  shown  on the         Return Premium        $
declarations unless a specific amount is
shown here.
- --------------------------------------------------------------------------------
ENDORSEMENT NO.: 1                     Effective: 5-01-94

Is attached to and forms part of your evidence of insurance no.: CA4-1000024

     Issued by:       Interstate Fire & Casualty Company
                       Executive Offices: 55 E. Monroe St.
                             Chicago, Illinois 60603

Insured: Auto and Acceptance Corporation
- --------------------------------------------------------------------------------

Dated Issued:                 Authorized Representative:
       5/9/94                  /s/   [SIGNATURE]

- --------------------------------------------------------------------------------

                               CHANGE ENDORSEMENT
         THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

                               ADDITIONAL INSURED

The following is hereby noted and agreed:

The following is added as an Additional Insured:

           NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, TRUSTEE FOR
                      AUTO BOND RECEIVABLES TRUST 1994-__

                      NORWEST CENTER, SIXTH AND MARQUETTE
                           MINNEAPOLIS, MN 55479-0069

This policy is extended to include the above Additional insured but only for its interest in property itemized in the attached schedule which becomes a part of the policy, herein identified as:

Schedule ___________________________________, which is hereby covered under this policy. All rights and conditions of the policy remain with the insured named in
Item 1 of the policy Declarations.

Such inclusion of Additional Insured shall not increase the Company's liability under this policy.

         ALL OTHER TERMS AND CONDITIONS OF THE POLICY REMAIN UNCHANGED.

                           /s/  [SIGNATURE]                    /s/  [SIGNATURE]
                               Secretary                        President
- --------------------------------------------------------------------------------

The premium for this endorsement is included in the      Additional Premium    $
premium shown on  the declarations unless a specific     Return Premium        $
amount is shown here.

ENDORSEMENT NO.:2                                          Effective: 5-01-94

Is attached to and forms part of your evidence of insurance no.: CA4-100024

            Issued by: Interstate Fire & Casualty Company

                      Executive Offices: 55 E. Monroe St.
                             Chicago Illinois 60603

Insured: Auto Bond Acceptance Corporation


Date Issued:                              Authorized Representative:
              5/9/94                                    /s/  [SIGNATURE]

                               CHANGE ENDORSEMENT
         THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

IN CONSIDERATION OF THE PREMIUM CHARGED AND ALL OTHER TERMS AND CONDITIONS OF THE POLICY, A $500.00 DEDUCTIBLE SHALL BE APPLIED PER LOSS; AND THE POLICY IS HEREBY AMENDED AS FOLLOWS:

I. INSURING AGREEMENTS, COVERAGE C - CONFISCATION AND SKIP INSURANCE, Part 1. is deleted and replaced by:

   1. By reason of the inability of the Named Insured to locate either the borrower, the vehicle or any obligee of the instrument; or

I. INSURING AGREEMENTS, COVERAGE D - REPOSSESSED VEHICLE INSURANCE is deleted and replaced by:

   COVERAGE D - REPOSSESSED VEHICLE INSURANCE - To indemnify the Named Insured for a period not to exceed sixty (60) days, against all risk of physical loss or damage from any external cause to repossessed vehicles as hereinafter defined.

   Repossessed Vehicle insurance will cover:

  1. Repossessed vehicles   that  the   Named   insured  or   their   authorized
     representative has possession of and exercise rights of ownership over; and/or

  2. Vehicles while being repossessed by the Named Insured or their authorized representative; or

  3. While such repossessed vehicles are held by the Named Insured for sale but excluding:

     a. Vehicles owned by the Named Insured for use in its business;
     b. Vehicles rented or leased by others;
     c. Vehicles sold by the Named Insured subject to any security interest of the Named Insured; or
     d. Vehicles in the care, custody or control of sales agencies or dealers, with the exception of dealerships owned by the Named Insured.

II. DEFINITIONS, Part A. is hereby revised to include Certificates of Title or other evidence of title.

II. DEFINITIONS, Part D.3. is deleted and replaced by:

   D. Date of Loss -

      3. The Date of Loss under Coverage C shall be the date that the Named Insured notifies the Company of the loss.

II. DEFINITIONS, is revised by the addition of the following:

   F. ACTUAL CASH VALUE - 'Actual Cash Value' shall be defined to mean 100% of the retail value of the vehicle on the Date of Loss, as listed in the Kelly Blue Book for the territory in which the vehicle is principally garaged; less all deductions, including but not limited to depreciation and mileage adjustments, as prescribed in the Kelly Blue Book. For vehicles which have no Kelly Retail Value available, or when the vehicle is located in a territory where Kelly is not customarily used, actual cash value will be determined using the best information available, which the Company believes accurately reflects the retail value of the vehicle and is customarily used as the basis for establishing retail value for vehicles in the territory in which the vehicle is principally garaged.

III. EXCLUSIONS, Part E. is deleted and replaced by:

    E. resulting from any instrument due and payable more than seventy-two (72) calendar months after the making thereof, even though on the date of loss the date of maturity of the instrument may be less than seventy-two
       (72) months.

III. EXCLUSIONS, Part I. is deleted and replaced by:

    I. resulting from any loan made to a dealer, whether or not the property is held for resale.

IV. CONDITIONS, Part 2. NOTICE OF LOSS is deleted and replaced by:

    2. NOTICE OF LOSS - COVERAGES A, B & D - The Named Insured or their duly authorized representative shall as soon as practicable report to this Company or its agent every loss or damage which may become a claim under this Policy and shall also file with the Company or its agent within ninety (90) days from date of loss, as herein defined, a detailed sworn proof of loss. Failure by the Named Insured or their duly authorized representative to report the said loss or damage and to file such sworn proof of loss as hereinbefore provided shall invalidate any claim under this policy for such loss.

IV. CONDITIONS, Part 9. DUTIES OF THE NAMED INSURED is deleted in its entirety and replaced by:

    9. DUTIES OF THE NAMED INSURED

      A. Promptly notify the Company of the loss.
      B. Provide details as to how when and where the loss occurred.
      C. Provide a copy of the police report if the loss is caused by theft, vandalism or malicious mischief.
      D. Cooperate with the Company in the investigation, settlement or the conduct of any suit. The Named Insured will not make settlement with others for loss to any vehicle. The Named Insured will not, except at its own cost, voluntarily make any payment, assume any obligation to incur any expense.
      E. Permit the Company to inspect and appraise the damaged vehicle before its repair or disposition.
      F. Take reasonable steps after loss to protect the vehicle from further loss. If the Named Insured does not protect the vehicle, such additional loss will be deducted from the Company's payment.
      G. Not, except at the Named Insured's expense offer any reward, assume any other obligations or expense unless specifically authorized in writing by the Company.
      H. Submit a Proof Of Loss as required by the Company.

IV. CONDITIONS, Part 15. PRIMARY INSURANCE - COVERAGE A is hereby amended as follows:

    15. PRIMARY INSURANCE - COVERAGE A - It is understood and agreed that the Named Insured will require all borrowers to agree to carry physical damage insurance with loss payable clause in favor of the Named Insured, for such insurance and in such amounts as normally would be required had not this insured been effected. Failure on the part of the borrower to provide such insurance shall not be deemed a violation of this Policy provided the Named Insured has complied with the following monitoring provisions.

        As a condition precedent for coverage, the Named Insured shall at all times monitor each instrument for other insurance or indemnity by a Company approved automated insurance monitoring system. Through this automated insurance monitoring system, the Named Insured must notify any borrower identified as not having physical damage insurance, naming you as loss payee, in writing, of the lack of primary insurance protecting the interest of the Named Insured. This requirement shall remain in effect for as long as coverage exists on ay instrument written through this policy, and as long as coverage exists under any instrument written through this policy, the Company shall retain the right to examine the Named Insured's records to verify that this requirement is being maintained.



         ALL OTHER TERMS AND CONDITIONS OF THE POLICY REMAIN UNCHANGED.

                           /s/  [SIGNATURE]                     /s/  [SIGNATURE]
                               Secretary                         President
- --------------------------------------------------------------------------------

The premium for this endorsement is included in the      Additional Premium    $
premium shown on  the declarations unless a specific     Return Premium        $
amount is shown here.

ENDORSEMENT NO.: 3                                         Effective: 5-01-94

Is attached to and forms part of your evidence of insurance no.: CA4-1000024

            Issued by: Interstate Fire & Casualty Company

                      Executive Offices: 55 E. Monroe St.
                             Chicago, Illinois 60603

Insured: Auto Bond Acceptance Corporation


Date Issued:                              Authorized Representative:
              5/9/94                                    /s/  [SIGNATURE]

                               CHANGE ENDORSEMENT
         THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

IN CONSIDERATION OF THE PREMIUM CHARGED AND ALL OTHER TERMS AND CONDITIONS OF THE POLICY, THE POLICY IS HEREBY AMENDED AS FOLLOWS:

IV. CONDITIONS, Part 20. VEHICLES HELD AS COLLATERAL are deleted and replaced by:

    20. VEHICLES HELD AS COLLATERAL - With regard to vehicles, as herein defined as collateral for loans, it is agreed that:

       A. The Named Insured, an Additional Insured or an assign will hold the Certificate of Title with its record until the loan has been satisfied.
       B. The Named Insured, and Additional Insured or an assign will file or record its lien with the Motor Vehicle Commissioner or with the appropriate authority of a State or territory or possession of the United States;
       C. Unintentional error or omission in filing a lien with the Motor Vehicle Commissioner or appropriate authority of a State or territory or possession of the United States shall not violate this requirement.

IV. CONDITIONS, Part 25. EXTENSION OF MATURITY is hereby revised to limit the total period of the loan, including extensions to not exceed seventy-two
    (72) months in all.

IV. CONDITIONS, Part 28. CANCELLATION CLAUSE is deleted in its entirety and replaced with the following:

    28. CANCELLATION CLAUSE - The Named Insured may cancel this policy by returning it to the Company or by giving the Company written notice stating when thereafter such cancellation shall be effective. The Company may cancel this policy by mailing or delivering to the Named Insured and all Additional Insureds at least thirty (30) days written notice at each party's last mailing address known by the Company. Proof of mailing of any notice will be sufficient proof of notice. The effective date of cancellation stated in the notice shall become the end of the policy period. Cancellation of this policy by either the Named Insured or the Company will not affect coverage for any vehicle which was reported to the Company prior to cancellation of this policy and for which premiums were paid. Coverage of these loans will remain in force for the term of the instrument and are non-cancelable. Premium for each vehicle insured hereunder is fully earned at inception and non-refundable.

IV. CONDITIONS, Part 31. ASSIGNMENT is deleted in its entirety and replaced with the following:

        31. ASSIGNMENT - Assignment of the policy shall not be valid unless the Company gives its written consent. In the event of assignment, the obligation to pay all premiums shall remain with the Named Insured.

IV. CONDITIONS, Part 5. SETTLEMENT OF CLAIMS is deleted and replaced by:

        5. SETTLEMENT OF CLAIMS - All adjusted claims shall be paid or made good to the Named Insured or their duly appointed agent or representative within sixty (60) days after presentation and acceptance of satisfactory proof of interest and loss at the office of this Company. No claim shall be paid hereunder if the Named Insured or their duly appointed agent or representative can collect the same from others.

It is agreed that neither the Named Insured nor the Company may make subsequent revisions to the terms and conditions of this policy, with the exception of the premium rate per vehicle, without notifying all Additional Insureds in writing.



         ALL OTHER TERMS AND CONDITIONS OF THE POLICY REMAIN UNCHANGED.

                           /s/  [SIGNATURE]                    /s/  [SIGNATURE]
                               Secretary                        President
- --------------------------------------------------------------------------------

The premium for this endorsement is included in the      Additional Premium    $
premium shown on  the declarations unless a specific     Return Premium        $
amount is shown here.

ENDORSEMENT NO.:4                                          Effective: 5-01-94

Is attached to and forms part of your evidence of insurance no.: CA4-1000024

            Issued by: Interstate Fire & Casualty Company

                      Executive Offices: 55 E. Monroe St.
                             Chicago, Illinois 60603

Insured: Auto Bond Acceptance Corporation


Date Issued:                              Authorized Representative:
              5/9/94                                    /s/  [SIGNATURE]

                               CHANGE ENDORSEMENT
         THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

    In consideration of the premium charged and all other terms and conditions, Article IV. CONDITIONS, 1. POLICY PERIOD, TERRITORY is amended to include the following:

                           MEXICO COVERAGE EXTENSION
              DAMAGE TO INSURED VEHICLES WHILE OPERATED IN MEXICO

                                    WARNING

    NOTHING IN THIS POLICY AFFORDS BODILY INJURY LIABILITY, PROPERTY DAMAGE LIABILITY, PERSONAL INJURY LIABILITY, OR OTHER LIABILITY INSURANCE FOR CLAIMS OR SUITS RESULTING FROM INJURY TO A PERSON OR DAMAGE TO THE PROPERTY OF OTHERS RESULTING, OR ALLEGEDLY RESULTING, FROM ANY ACTION OR NON-ACTION OF A PERSON OR ORGANIZATION INSURED UNDER THIS POLICY.

    UNLESS THE INSURED HAS AUTOMOBILE LIABILITY INSURANCE WRITTEN BY A MEXICAN INSURANCE COMPANY, THE DRIVER OF A VEHICLE MAY SPEND MANY HOURS OR DAYS IN JAIL IF INVOLVED IN AN ACCIDENT IN MEXICO. INSURANCE COVERAGE SHOULD BE SECURED FROM A COMPANY LICENSED UNDER THE LAWS OF MEXICO TO WRITE SUCH INSURANCE IN ORDER TO AVOID COMPLICATIONS AND OTHER PENALTIES POSSIBLE UNDER THE LAWS OF MEXICO, INCLUDING THE POSSIBLE IMPOUNDMENT OF A VEHICLE IMPROPERLY INSURED UNDER MEXICAN LAW.

    Provided that the place of residence of the purchaser or borrower was established as being within the United States at the time that coverage attached under this policy, this policy is hereby extended to cover damage to an insured vehicle while such vehicle is located within the Republic of Mexico.

    In the event of loss or damage to an insured vehicle while in Mexican territory, the adjustment of a claim for such loss or damage shall be at the nearest point in the United States where such adjustment can be made.

    The cost of towing, transportation or salvage of an insured vehicle while within Mexican territory shall not be recoverable hereunder and is not a contingency insured against.


         ALL OTHER TERMS AND CONDITIONS OF THE POLICY REMAIN UNCHANGED.

                           /s/  [SIGNATURE]                    /s/  [SIGNATURE]
                               Secretary                        President
- --------------------------------------------------------------------------------

The premium for this endorsement is included in the      Additional Premium    $
premium shown on  the declarations unless a specific     Return Premium        $
amount is shown here.

ENDORSEMENT NO.:5                                          Effective: 5-01-94

Is attached to and forms part of your evidence of insurance no.: CA4-1000024

            Issued by: Interstate Fire & Casualty Company

                      Executive Offices: 55 E. Monroe St.
                             Chicago, Illinois 60603

Insured: Auto Bond Acceptance Corporation


Date Issued:                              Authorized Representative:
              5/9/94                      /s/  [SIGNATURE]

                        LENDER'S COMPREHENSIVE SINGLE
                             LICENSE INSURANCE

                         DEFICIENCY BALANCE ENDORSEMENT
         THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

In consideration of the premium charged and subject to all conditions, limitations and exclusions of this policy, our liability to you is amended to include direct loss you have sustained due to a deficiency which was the result of the actual amount obtained in liquidating the repossessed vehicle including the total amount recoverable from all other applicable insurance being less than the Net Payoff Balance as of the date of loss, subject to a maximum limit of liability of $15,000 per instrument. Our liability for physical damage insurance and deficiency in Net Payoff Balance shall not exceed the Net Payoff Balance.

LIMITS OF LIABILITY, SETTLEMENT PROCEDURE, AND MAXIMUM COVERAGE

     (1) Under no circumstances shall the Company's liability for Loss exceed the amount financed, as shown on the original loan.
     (2) Any claim due the Insured shall be payable within sixty (60) days after the Insured's compliance with each of the conditions precedent to settlement of the claim, including the Company's receipt of the claim for loss.
     (3) Payment of a claim shall be a full and final discharge of the Company's liability with respect to the original loan giving rise to such claim.
     (4) No original loan agreement insured by this Policy may exceed ninety-five percent (95%) of the manufacturer's suggested retail price
         (MSRP) plus approved cancelable items for new vehicles or ninety-five percent (95%) of the retail amount listed in an approved Automobile guide approved by the Company, plus approved cancelable items for used vehicles. Sales tax, title fees and license fees are excluded.
     (6) All modifications of the original loan agreement such as rescheduling of payments, substitution of collateral and transfer of equity must be approved in writing by the Company.
     (7) No claim will be paid unless the repossessed vehicle is sold, in accordance with the applicable federal and state laws and the approved remarketing plan filed with the insurer.

Coverage under this Endorsement is strictly and absolutely conditional to the Insured maintaining and adhering to the credit underwriting criteria provided and approved by the Company prior to the inception of this insurance coverage as follows:

     (1) One year continuous employment.
     (2) Minumum annual income of $12,000 U.S. Proof of all income, to be considered as a basis for repaying the obligation, (including alimony, child support, rental income, disability or pension income, etc.) must be verified and documented in writing by the Purchaser and the Insured. If self-employed, only the last two (2) years Federal Income Tax Returns can be used for verification. There can be no exceptions to this.
     (3) Lives in Metropolitan area for a minimum of three (3) years with six month's continuous residence. Consideration will be given for transferred employees with the same employer or within the same industry.
     (4) The monthly payment on any original loan covering Subject Vehicle can not exceed twenty percent (20%) of the Purchaser(s) monthly Gross Income. Purchaser(s) overall Debt Ratio can not exceed fifty percent (50%) of monthly Gross Income.
     (5) If the Purchaser does not have a credit history the application must be accompanied by an acceptable endorser or guarantor.
     (6) An acceptable endorser or guarantor must meet all credit requirements. Additionally, the Purchaser must meet income, employment and residence requirements.
     (7) There can be no unresolved bankruptcies.
     (8) There can be no more than (1) foreclosure or repossession.
     (9) There can be no open tax liens, judgements or lawsuits pending.
    (10) There can be no delinquent automobile notes for any amount other than the repossession referred to in #(8) above.
    (11) If married, both husband and wife must sign the note regardless of whether or not both are employed.

SUBROGATION

    Anything contained in the Policy to the contrary notwithstanding, in the event of any payment of a claim under this Policy endorsement, all of the Insured's rights of recovery against the Purchaser for any of its losses, including costs of repossession or loss due to a sale price of the repossessed Vehicle being less than that of the Net Payoff Balance as of the Date of Loss shall be subrogated to the Company and the Insured shall execute and deliver to the Company any and all instruments or documents requested by Company and do whatever else may be required pursuant to such rights of subrogation. The Insured shall do nothing to prejudice the subrogation rights of the Company.

DEFINITIONS

Net Payoff Balance means the outstanding balance plus any loan pre-payment provisions, sales tax, license and registration fees, late fees and approved Over-Advances included in the original instrument financing; less all payments and corresponding interest more than 90 days after the date of default and the unearned portion of cancelable items.

In no event shall Net Payoff Balance include repossession, disposition, collection or remarketing expense, or any other fee, penalties or assessment included in the instrument.

Over-Advances means the cost of insurance premiums and vehicle service contracts, including, but not limited to warranty insurance, accident and health, credit life and credit physical damage premiums and factory installed items listed in an N.A.D.A. guide, Official Car Guide, Kelley Blue Book or an equivalent Automobile Guide approved by the Company. Conversion packages and customizing packages are excluded for advance purposes.

Date of Loss shall mean the date of sale of the repossessed Vehicle.

The premium for this endorsement is included in the premium shown on the declarations unless a specific amount is shown here.



         ALL OTHER TERMS AND CONDITIONS OF THE POLICY REMAIN UNCHANGED.

                           /s/  [SIGNATURE]                    /s/  [SIGNATURE]
                               Secretary                        President
- --------------------------------------------------------------------------------

The premium for this endorsement is included in the      Additional Premium    $
premium shown on  the declarations unless a specific     Return Premium        $
amount is shown here.

ENDORSEMENT NO.: 6                                         Effective: 5-01-94

Is attached to and forms part of your evidence of insurance no.: CA4-1000024

            Issued by: Interstate Fire & Casualty Company

                      Executive Offices: 55 E. Monroe St.
                             Chicago, Illinois 60603

Insured: Auto Bond Acceptance Corporation


Date Issued:                              Authorized Representative:
              5/9/94                      /s/  [SIGNATURE]



                                  Page 2 of 2

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                               CHANGE ENDORSEMENT
         THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

It is hereby agreed that the Insured's credit underwriting criteria and Remarketing Agreement (which is attached hereto) becomes a part of the policy conditions.

Premium for the Deficiency Balance coverage as provided in Endorsement #6 (ABAC-6) shall be based on the outstanding loan balance per vehicle at origination of the loan per the following schedule:

Months 49 and over:  4.25%

Months 37 - 48:      4.00%

Months 36 and under: 3.25%



         ALL OTHER TERMS AND CONDITIONS OF THE POLICY REMAIN UNCHANGED.

                           /s/  [SIGNATURE]                    /s/  [SIGNATURE]
                               Secretary                        President
- --------------------------------------------------------------------------------

The premium for this endorsement is included in the      Additional Premium    $
premium shown on  the declarations unless a specific     Return Premium        $
amount is shown here.

ENDORSEMENT NO.: 7                                         Effective: 5-01-94

Is attached to and forms part of your evidence of insurance no.: CA4-1000024

            Issued by: Interstate Fire & Casualty Company

                      Executive Offices: 55 E. Monroe St.
                             Chicago, Illinois 60603

Insured: Auto Bond Acceptance Corporation


Date Issued:                              Authorized Representative:
              5/9/94                      /s/  [SIGNATURE]


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- --------------------------------------------------------------------------------
                               CHANGE ENDORSEMENT
- --------------------------------------------------------------------------------


        THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.






IN CONSIDERATION OF THE PREMIUM CHARGED AND ALL OTHER TERMS AND CONDITIONS OF THE POLICY, THE POLICY IS HEREBY AMENDED AS FOLLOWS:

1. INSURING AGREEMENTS, COVERAGE D - REPOSSESSED VEHICLE INSURANCE is deleted and replaced by:

     COVERAGE D - REPOSSESSED VEHICLES INSURANCE - To indemnify the Named Insured for a period not to exceed ninety (90) days, against all risk of physical loss or damage from any external cause to repossessed vehicles as hereinafter defined. Repossessed Vehicle insurance will cover:

     1. Repossessed vehicles that the Named Insured or their authorized representative has possession of and exercises rights of ownership over, and/or

     2. Vehicles while being repossessed by the Named Insured or their authorized representative; or


     3. While such repossessed vehicles are held by the Named Insured or approved remarketing facility for sale but excluding:

         a.   Vehicles owned by the Named Insured for use in its business;

         b.   Vehicles rented or leased to others;

         c. Vehicles sold by the Named Insured subject to any security interest of the Named Insured; or

         d. Vehicles in the care, custody or control of sales agencies or dealers, with the exception of dealerships owned by the Named Insured or an approved remarketing facility.

ALL OTHER TERMS AND CONDITIONS OF THE POLICY REMAIN UNCHANGED.



                                     /s/  [SIGNATURE]          /s/  [SIGNATURE]
                                               Secretary            President



- --------------------------------------------------------------------------------

The  premium  for  this  endorsement  is       Additional Premium     $
included in the  premium  shown  on  the       Return Premium         $
declarations unless a specific amount is shown here.


ENDORSEMENT NO.: 8                     Effective: 05/01/94


Is attached to and forms part of your evidence of insurance no.: CA4-1000024

          Issued by:  Interstate Fire & Casualty Company
                      Executive Offices: 55 E. Monroe St.
                      Chicago, Illinois 60603

Insured: Auto Bond Acceptance Corporation

Date Issued:                Authorized Representative:

   5/9/94                   /s/  [SIGNATURE]

- --------------------------------------------------------------------------------


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- --------------------------------------------------------------------------------
                         DEFICIENCY BALANCE ENDORSEMENT
- --------------------------------------------------------------------------------


         THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.


It is hereby noted that this Endorsement will supercede Endorsement #6 (ABAC-6) in its entirety.


In consideration of the premium charged and subject to all conditions, limitations and exclusions of this policy, our liability to you is amended to include direct loss you have sustained due to a deficiency which was the result of the actual amount obtained in liquidating the repossessed vehicle including the total amount recoverable from all other applicable insurance being less than the Net Payoff Balance as of the date of loss, subject to a maximum limit of liability of $15,000 per instrument. Our liability for physical damage insurance and deficiency in Net Payoff Balance shall not exceed the Net Payoff Balance.


LIMITS OF LIABILITY, SETTLEMENT PROCEDURE, AND MAXIMUM COVERAGE

(1) Under no circumstances shall the Company's liability for Loss exceed the amount financed, as shown on the original loan.

(2) Any claim due the Insured shall be payable within sixty (60) days after the Insured's compliance with each of the conditions precedent to settlement of the claim, including the Company's receipt of the claim for loss.

(3) Payment of a claim shall be a full and final discharge of the Company's liability with respect to the original loan giving rise to such claim.

(4) No original loan agreement insured by this Policy may exceed ninety-five percent (95%) of the manufacturer's suggested retail price (MSRP) plus approved cancelable items for new vehicles or ninety-five percent (95%) of the retail amount listed in an approved Automobile guide approved by the Company, plus approved cancelable items for used vehicles. Sales tax, title fees and license fees are excluded.

(6) All modifications of the original loan agreement such as rescheduling of payments, substitution of collateral and transfer of equity must be approved in writing by the Company.

(7)   No  claim  will  be  paid  unless  the  repossessed  vehicle  is  sold, in
      accordance with the  applicable   federal and  state laws and the approved
      remarketing plan filed with the insurer.

Coverage under this Endorsement is strictly and absolutely conditional to the Insured maintaining and adhering to the credit underwriting criteria provided and approved by the Company prior to the inception of this insurance coverage as follows:

(1) One year continuous employment. Any transition period in employment (i.e., employment gap) will not exceed 28 calendar days.

(2) Minimum annual income of $12,000 U.S. Proof of all income, to be considered as a basis for repaying the obligation, (including alimony, child support, rental income, disability or pension income, etc.) must be verified and documented in writing by the Purchaser and the Insured. If self-employed, only the last two (2) years Federal Income Tax Returns can be used for verification. There can be no exceptions to this.

(3)   Has  residence  history  for a minimum of three (3) years with six month's
      continuous   residence.   Consideration  will  be  given  for  transferred
      employees with the same employer or within the same industry.

(4) The monthly payment on any original loan covering Subject Vehicle can not exceed twenty percent (22%) of the Purchaser(s) monthly Gross Income. Purchaser(s) overall Debt Ratio can not exceed fifty percent (50%) of monthly Gross Income.

(5) If the Purchaser does not have a credit history the applicable must be accompanied by an acceptable endorser or guarantor.

(6) An acceptable endorser or guarantor must need all credit requirements. Additionally, the Purchaser must meet income, employment and residence requirements.

(7)   There can be no unresolved bankruptcies.

(8)   There can be no more than (1) foreclosure or repossession.

(9) There can be no open tax liens or unsatisfied judgements aggregating in excess of $1,000.00.

(10) There can be no open auto loans with delinquency presently 45 or more days past the time of approval for the auto loan.

(11) If the income of the applicant's spouse is being considered during the approval process, both husband and wife shall sign the original loan agreement.


                                     1 of 2

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- --------------------------------------------------------------------------------
                           SCHEDULE OF NAMED INSUREDS
- --------------------------------------------------------------------------------


         THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.


                                  DECLARATIONS
                                  (Supplement)

The Declarations of the policy is amended to include as Named Insured the organization(s) shown in the SCHEDULE below, to the extent of their collateral interest:



                                    SCHEDULE

                            Name of organization(s)



                          SENTRY FINANCIAL CORPORATION
                                 ONE UTAH CENTER
                            201 SOUTH MAIN, SUITE 1400
                         SALT LAKE CITY, UTAH 84111-2215





ALL OTHER TERMS AND CONDITIONS OF THE POLICY REMAIN UNCHANGED.





                                      /s/  [SIGNATURE]          /s/  [SIGNATURE]
                                               Secretary            President



- --------------------------------------------------------------------------------

The  premium  for  this  endorsement  is       Additional Premium     $
included in the  premium  shown  on  the       Return Premium        $
declarations unless a specific amount is shown here.

ENDORSEMENT NO.: 9        Effective: ATTACHED TO POLICY WHEN ISSUED


Is attached to and forms part of your evidence of insurance no.: CA4-1000024
     Issued by one of the Interstate Insurance Companies as named in the policy.
                   Executive Offices: 55 E. Monroe St.
                   Chicago, Illinois 60603

Insured: Auto Bond Acceptance Corporation & Sentry Financial Corporation,
         As Their Interest May Appear.

Dated Issued:               Authorized Representative:

   10-6-94                   /s/  [SIGNATURE]

- --------------------------------------------------------------------------------

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



SUBROGATION


        Anything contained in the Policy to the contrary notwithstanding, in the event of any payment of a claim under this Policy endorsement, all of the Insured's rights of recovery against the Purchaser for any of its losses, including costs of repossession or loss due to a sale price of the repossessed Vehicle being less than that of the Net Payoff Balance as of the Date of Loss shall be subrogated to the Company and the Insured shall execute and deliver to the Company any and all instruments or documents requested by Company and do whatever else may be required pursuant to such rights of subrogation. The Insured shall do nothing to prejudice the subrogation rights of the Company.

DEFINITIONS

Net Payoff Balance means the outstanding balance plus any loan pre-payment provisions, sales tax, license and registration fees, late fees and approved Over-Advances included in the original instrument financing; less all payments and corresponding interest more than 90 days after the date of default and the unearned portion of cancelable items.

In no event shall Net Payoff Balance include repossession, disposition, collection or remarketing expense, or any other fee, penalties or assessment included in the instrument.

Over-Advances means the cost of insurance premiums and vehicle service contracts, including, but not limited to warranty insurance, accident and health, credit life and credit physical damage premiums and factory installed items listed in an N.A.D.A. guide, Official Car Guide, Kelley Blue Book or an equivalent Automobile Guide approved by the Company. Conversion packages and customizing packages are excluded for advance purposes.

Date of Loss shall mean the date of sale of the repossessed Vehicle.

The premium for this endorsement is included in the premium shown on the declarations unless a specific amount is shown here.






ALL OTHER TERMS AND CONDITIONS OF THE POLICY REMAIN UNCHANGED.




                                      /s/  [SIGNATURE]          /s/  [SIGNATURE]
                                               Secretary            President


- --------------------------------------------------------------------------------

The  premium  for  this  endorsement  is       Additional Premium     $
included in  the  premium  shown  on the       Return Premium         $
declarations unless a specific amount is shown here.

ENDORSEMENT NO.: 10                     Effective: 5-1-94


Is attached to and forms part of your evidence of insurance no.:
        Issued by:    Interstate Fire & Casualty
                      Executive Offices: 55 E. Monroe St.
                      Chicago, Illinois 60603

Insured: Auto Bond Acceptance Corporation & Sentry Financial Corporation,
         As Their Interest May Appear

Dated Issued:               Authorized Representative:

   12-27-94

- --------------------------------------------------------------------------------

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- --------------------------------------------------------------------------------
                               CHANGE ENDORSEMENT
- --------------------------------------------------------------------------------


         THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.





In consideration of the premium charged, it is hereby understood and agreed that
Item 2. POLICY PERIOD on the Declaration Page is amended to read:


2. POLICY PERIOD

   Effective Date:   May 1, 1994
   Expiration Date:  Continuous Until Canceled







ALL OTHER TERMS AND CONDITIONS OF THE POLICY REMAIN UNCHANGED.

                                      /s/  [SIGNATURE]          /s/  [SIGNATURE]
                                               Secretary            President


- --------------------------------------------------------------------------------

The  premium  for  this  endorsement  is       Additional Premium     $
included in the  premium  shown  on  the       Return Premium         $
declarations unless a specific amount is shown here.


ENDORSEMENT NO.: 11                      Effective: 5-1-94


Is attached to and forms part of your evidence of insurance no.: CA4-1000024
        Issued by:    Interstate Fire & Casualty Company
                      Executive Offices: 55 E. Monroe St.
                      Chicago, Illinois 60603

Insured: Auto Bond Acceptance Corporation & Sentry Financial Corporation,
         As Their Interest May Appear.

Dated Issued:               Authorized Representative:

   5-12-95


- --------------------------------------------------------------------------------

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


                LENDER'S COMPREHENSIVE SINGLE INTEREST INSURANCE

- --------------------------------------------------------------------------------
                         DEFICIENCY BALANCE ENDORSEMENT
- --------------------------------------------------------------------------------

         THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

It is hereby noted that this Endorsement will supercede Endorsement #10 (ABAC-10) in its entirety.

In consideration of the premium charged and subject to all conditions, limitations and exclusions of this policy, our liability to you is amended to include direct loss you have sustained due to a deficiency balance which was the result of the Actual Cash Value plus the total amount recoverable from all other applicable insurance, being less than the Net Payoff Balance as of the Date of Loss, subject to a maximum limit of liability of $15,000.00 per Instrument. Our liability for physical damage insurance and deficiency balance insurance, combined, shall not exceed the Net Payoff Balance.

LIMITS OF LIABILITY, SETTLEMENT PROCEDURE, AND MAXIMUM COVERAGE:

     (1) Under no circumstances shall the Company's liability for Loss exceed the amount financed, as shown on the original Instrument.

     (2) Any claim due the Insured shall be payable within sixty (60) days after the Insured's compliance with each of the conditions precedent to settlement of the claim.

     (3) Payment of a claim shall be full and final discharge of the Company's liability with respect to the original Instrument giving rise to such claim.

     (4) No original Instrument insured by this Policy may exceed ninety-five percent (95%) of the manufacture's suggested retail price (MSRP) plus approved cancelable items for new vehicles or ninety-five percent (95%) of the retail amount listed in an automobile guide approved by the Company plus approved cancelable items for used vehicles. Sales tax, license or title fees, inventory tax, and documentation or preparation fees are excluded.

     (5) All modifications of the original Instrument such as rescheduling of payments, substitution of collateral and transfer of equity must be approved in writing by the Company.

     (6) No claim will be paid unless the repossessed vehicle is sold in accordance with the applicable federal and state laws.


                                     1 of 4


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Coverage under this  Endorsement  is strictly and absolutely  conditional to the
Insured maintaining and adhering to the following credit underwriting criteria. On the date of the original Instrument, the Purchaser(s) must:

     (1) Be employed and must have been employed at least one continuous year immediately preceding the date of the original Instrument. Any transition period of unemployment (i.e. employment gap) can not exceed 28 calendar days and Purchaser shall not be in any transition period of unemployment on the date of the original instrument.

     (2) Have a minimum annual gross income of $12,000 (U.S. dollars). Proof of all income to be considered as a basis for repaying the obligation must be verified and documented in writing by the Purchaser and the Insured. If Purchaser is self-employed, only the last two (2) years Federal Income Tax Returns can be used for verification. If the Purchaser has been self-employed less than two (2) years, Federal Income Tax Returns for the years of self-employment and proof of income prior to self-employment must be used for verification.

     (3) Have verified residence history for a minimum of three (3) years immediately preceding the original instrument date with six (6) months continuous residence in the same community or metropolitan area. Consideration will be given for transferred employees with the same employer or within the same industry or profession, students and home buyers.

     (4) Have an overall debt ratio, including the monthly payment on the original Instrument, which does not exceed fifty percent (50%) of Purchaser(s)' monthly gross income. Additionally, the monthly payment on any original Instrument covering subject vehicle can not exceed twenty-two percent (22%) of the Purchaser(s)' monthly gross income.

     (5) Have the original Instrument co-signed by an acceptable Co-Obligor, if the Purchaser does not have a credit history or meet all of this credit underwriting criteria An acceptable Co-Obligor must meet all credit underwriting criteria. Additionally, the Purchaser must meet income, employment and residence requirements.

     (6)  Have no unresolved bankruptcies.

     (7)  Have no more than either one (1) foreclosure or one (1) repossession.

     (8) Have no open tax liens or unsatisfied judgments with current balances aggregating in excess of $1,000.00.



                                     2 of 4

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     (9)  Have no open automobile loans with delinquency presently forty-five
          (45) or more days past due.

All individuals whose income and/or credit histories are being considered during the approval process of the original Instrument must sign the original Instrument and become liable thereunder.

SUBROGATION:

Anything contained in the Policy to the contrary notwithstanding, in the event of any payment of a claim under this Policy endorsement, all of the Insured's rights of recovery against the Purchaser(s) for any of its losses, including costs of repossession or loss due to the Actual Cash Value plus the total amount recoverable from all other applicable insurance being less than the Net Payoff Balance as of the Date of Loss shall be subrogated to the Company and the Insured shall execute and deliver to the Company any and all instruments and documents required by Company and do whatever else may be required pursuant to such rights of subrogation. The Insured shall do nothing to prejudice the subrogation rights of the Company.

DEFINITIONS:

Actual Cash Value, for the purposes of this Endorsement only, means the greater of the price for which the Subject Vehicle is sold or the wholesale market value at the time of the loss as determined by an Automobile Guide approved by the Company applicable to the region in which the vehicle is sold.

Co-Obligor means a Co-Buyer, Co-Purchaser, Co-Signer, Endorser, Guarantor or any other designation for a second individual who signs the original Instrument and becomes jointly and severally liable for the debt and obligation owed on the original Instrument.

Net Payoff Balance means the outstanding balance plus any loan pre-payment provisions, sales tax, license and registration fees, late fees and approved Over-Advances included in the original Instrument financing: less all payments and corresponding interest more than ninety (90) days after the date of default and the unearned portion of cancelable items. In no event shall Net-Payoff Balance include destination fees, document preparation fees, or any other fees, additional taxes, penalties or assessments included in the original Instrument, or repossession, disposition, collection, remarketing expenses or any other fees, taxes and expenses incurred.

Over-Advances means the cost of insurance premiums and vehicle service contracts, including, but not limited to warranty insurance, credit life and disability insurance and financed physical damage and/or liability insurance premiums and factory or dealer installed items listed in NADA Official Used Car Guide or an equivalent Automobile Guide approved by the Company for new vehicles or factory installed items listed in NADA Official Used Car Guide or an equivalent Automobile Guide approved by the Company for used vehicles. Conversion packages and customization packages or items are excluded for Over-Advance purposes.


                                     3 of 4




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Instrument, for the purpose of this endorsement, in addition to the definition of "Instrument" in the original policy itself, shall be understood to mean any loan, lease or other agreement, e.g., a conditional sales contract, motor vehicle retail sales contract, etc. which is scheduled for payment on a monthly basis of not less than three (3) consecutive months and which (a) creates or reserves a lien in chattels that is held as collateral for the loan made by the named Insured or its assignor or (b) is a lease for a motor vehicle titled in the name of the Insured.

Date of Loss shall mean the date of sale of the repossessed Vehicle.


The premium for this endorsement is included in the premium endorsement attached to this policy.


ALL OTHER TERMS AND CONDITIONS OF THE POLICY REMAIN UNCHANGED.



                                      /s/  [SIGNATURE]          /s/  [SIGNATURE]
                                               Secretary            President



- --------------------------------------------------------------------------------

The  premium  for  this  endorsement  is         Additional Premium     $
included in the  premium  shown  on  the         Return Premium         $
declarations unless a specific amount is shown here.

ENDORSEMENT NO.: 12                     Effective: 5-01-94


Is attached to and forms part of your evidence of insurance no.: CA4-1000024
        Issued by:    Interstate Fire & Casualty Company
                      Executive Offices: 55 E. Monroe St.
                      Chicago, Illinois 60603

Insured: Auto Bond Acceptance Corporation & Sentry Financial Corporation,
         As Their Interest May Appear.

Dated Issued:               Authorized Representative:

   5/31/95

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                                     4 of 4







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